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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT


                  This will confirm the agreement by and among all of the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership by the undersigned of Conso International Corporation is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:   October 15, 1999


                                            CIC ACQUISITION CO.



                                            By: /s/ MICHAEL T. BRADLEY
                                                -------------------------
                                                Name: Michael T. Bradley
                                                Title: Vice President



                                            CIC ACQUISITION SUB, INC.



                                            By: /s/ MICHAEL T. BRADLEY
                                                -------------------------
                                                Name: Michael T. Bradley
                                                Title: Vice President



                                            CITICORP VENTURE CAPITAL LTD.



                                            By: /s/ MICHAEL T. BRADLEY
                                                -------------------------
                                                Name: Michael T. Bradley
                                                Title: Vice President


                                            CITIBANK, N.A.


                                            By: /s/ GLENN S. GRAY
                                                -------------------------
                                                Name: Glenn S. Gray
                                                Title: Vice President and
                                                       Assistant Secretary



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                                            CITICORP


                                            By: /s/ GLENN S. GRAY
                                                ---------------------------
                                                Name: Glenn S. Gray
                                                Title: Assistant Secretary




                                            CITIGROUP INC.


                                            By: /s/ GLENN S. GRAY
                                                --------------------------
                                                Name: GLENN S. GRAY
                                                Title: Assistant Secretary